Targeting Substance P Pathway as an Emerging Novel Therapeutic Mechanism for Modulating Amyloid Beta in APP/PS1 Mouse Model

Carla M. Yuede, PhD[1], John R. Cirrito, PhD[1], Stefanie Johns, PhD[2], and Robb Knie[2]

[1]Washington University School of Medicine, St. Louis, MO, USA; [2]Hoth Therapeutics, Inc, New York, NY, USA

P1-056

Alzheimer's Association International Conference 2022

San Diego, CA, USA

Washington University in St.Louis

HOTHTHERAPEUTICS

BACKGROUND

Neurodegeneration associated with Alzheimer's disease (AD) is well established to be mediated by Aβ plaques and neurofibrillary tangles NFTs of Tau protein in the brain. However, there are a multitude of underlying processes that individually contribute to the development of these aberrant Aβ aggregations and NFTs over time that are still being elucidated. The substance P/neurokinin-1 receptor signaling pathways play an important role in regulating neuroinflammation and have recently been demonstrated to also influence mechanisms responsible for Aβ amyloidogenesis and toxicity (Martinez & Philipp, 2016; Severini et al., 2016; Chen et al., 2019). Accordingly, HT-ALZ is under development as a novel AD therapeutic to target the SP/NK1R pathway.

METHODS

Animals: Male and female APP/PS1 mice and WT littermates were used in these studies (Savonenko et al., 2005). Microdialysis experiments were conducted with mice 3-4 months of age, to study effects of acute HT-ALZ treatment on ISF Aβ levels. Mice aged to 9 months were used in daily dosing, behavior, and tissue ELISA studies.

Microdialysis: In vivo microdialysis to assess brain ISF Aβ40 in the hippocampus of awake, freely moving mice was performed as previously described (Cirrito et al., 2003). Under isoflurane volatile anesthetic, guide cannula (BR-style, Bioanalytical Systems, Indianapolis, IN) were cemented into the left hippocampus (bregma 3.1 mm, 2.5 mm lateral to midline, and 1.2 mm below dura at a 12 angle), and microdialysis probes were inserted through the guides so that the membrane was contained entirely within the hippocampus. Artificial CSF containing 0.15% bovine serum albumin was filtered through a 0.1 mM membrane at a flow rate of1.0 ml/min. Samples were collected every 60 min and assessed for Aβ by ELISA at the completion of each experiment. Basal levels of ISF Aβ were defined as the mean concentration of Aβ over 6–8 hr preceding HT-ALZ treatment (oral gavage, 40mg/kg). For each animal, all Aβ levels were normalized to the basal Aβ concentration.

Behavior: Male and female WT and APP/PS1 mice were randomly assigned to HT-ALZ or VEH treatment groups and began treatment 3 weeks prior to the start of behavior testing. Mice were evaluated on measures of general activity, anxiety-like behavior, spatial learning and memory, auditory startle/prepulse inhibition of startle, novel object recognition, and fear conditioning in the Washington University Animal Behavior Core similar to previously published methods (Yuede et al., 2021).

Aβ Tissue ELISA: Following completion of behavior tests, the hippocampus was dissected following perfusion with PBS heparin (0.3%), immediately frozen on dry ice and stored at -80 until homogenization. The left hippocampus from each mouse was sequentially homogenized in PBS, Triton-X100, and Guanidine to extract soluble, insoluble, and vesicular pools of Aβ. Sandwich ELISA using anti-$A\beta_{40}$ or anti-$A\beta_{42}$ antibodies, HJ2 and HJ7.4 respectively, were used to determine levels of each Aβ species in the Triton-X100 fractions.

EXPERIMENTAL TIMELINES



Acute Treatment Microdialysis Design
3-4 month old APP/PS1 mice
24hrs
6hrs
20hrs
Cannula implantation surgery
Baseline Aβ
Gavage
End
Chronic Dosing Behavior Study Design
8-8.5 month old APP/PS1 & WT mice
WEEK 3
4
5
6
Treatment start (daily gel tablet)
Activity
EPM
Cued WM
Spatial Learning
Spatial Memory
PPI
Object Recognition
Fear Conditioning
End (Tissue collection)
Treatment continues

ACUTE TREATMENT MICRODIALYSIS



HT-ALZ MICRODIALYSIS
BASELINE
TREATMENT (ORAL GAVAGE)
HT-ALZ
VEHICLE
% Basal ISF Aβ40 (MEAN±SEM)
Time from Treatment (hr)



AVERAGE CHANGE FROM BASELINE
HT-ALZ
VEHICLE
% Basal ISF Aβ40 (MEAN±SEM)
***
***
BASELINE
POST GAVAGE

Acute administration of HT-ALZ reduced ISF Aβ levels in the hippocampus ~15%

CHRONIC DOSING BEHAVIOR STUDY

LOCOMOTOR ACTIVITY



APP/PS1 HT-ALZ
APP/PS1 VEH
WT HT-ALZ
WT VEH
AMBULATIONS (MEAN±SEM)
10 MIN BINS

SPATIAL LEARNING

PATH LENGTH TO SUBMERGED PLATFORM



DISTANCE (cm) (MEAN±SEM)
***
TRIAL BLOCK

SPATIAL MEMORY

PROBE TRIAL TARGET ENTRIES



ENTRIES (MEAN±SEM)
APP/PS1 HT-ALZ
APP/PS1 VEH
WT HT-ALZ
WT VEH

SENSORIMOTOR GATING

PREPULSE INHIBITION



%INHIBITION OF STARTLE (MEAN±SEM)
dB ABOVE BACKGROUND

RECOGNITION MEMORY

NOVEL OBJECT PREFERENCE



%INVESTIGATION TIME (MEAN±SEM)
CHANCE
NOVEL
FAMILIAR
OBJECT

ASSOCIATIVE MEMORY

CONTEXTUAL FEAR CONDITIONING



%FREEZING (MEAN±SEM)
APP/PS1 HT-ALZ
APP/PS1 VEH
WT HT-ALZ
WT VEH

CONCLUSIONS & FUTURE DIRECTIONS

- **Daily dosing of HT-ALZ (40 mg/kg) significantly improved cognitive function in aged APP/PS1 mice in tests of object recognition and fear conditioning.**
- **HT-ALZ improved sensorimotor gating in APP/PS1 mice**
- **Behavior improvements were stronger with longer period of treatment suggesting continued treatment may provide more benefit. Behavior testing performed at 4 weeks treatment showed trend in improvement but not significant effect.**
- **Acute dosing of HT-ALZ (40 mg/kg) significantly lowered circulating ISF Aβ levels in the hippocampus.**
- **Mice receiving daily doses of HT-ALZ did not show significant differences in tissue Aβ levels at the end of the study suggesting improvement in cognitive function is not dependent on the acute changes in soluble Aβ**
- **On-going studies are focused on:**
  - **Determining if there is a dose-dependent effect of HT-ALZ**
  - **Extending treatment length for optimal cognitive benefit**
  - **Determining mechanism for cognitive improvements observed with HT-ALZ treatment**

REFERENCES

Martinez AN, Philipp MT. Substance P and Antagonists of the Neurokinin-1 Receptor in Neuroinflammation Associated with Infectious and Neurodegenerative Diseases of the Central Nervous System. J Neurol Neuromedicine. 2016;1(2):29-36.

Severini C, Petrella C, Calissano P. Substance P and Alzheimer's Disease: Emerging Novel Roles. Curr Alzheimer Res. 2016;13(9):964-72.

Chen XY, Du YF, Chen L. Neuropeptides Exert Neuroprotective Effects in Alzheimer's Disease. Front Mol Neurosci. 2019;11:493.

Savonenko A, Xu GM, Melnikova T, Morton JL, Gonzales V, Wong MP, Price DL, Tang F, Markowska AL, Borchelt DR. Episodic-like memory deficits in the APPswe/PS1dE9 mouse model of Alzheimer's disease: relationships to beta-amyloid deposition and neurotransmitter abnormalities. Neurobiol Dis. 2005;Apr 18(3):602-17.

Cirrito JR, May PC, O'Dell MA, Taylor JW, Parsadanian M, Cramer JW, Audia JE, Nissen JS, Bales KR, Paul SM, DeMattos RB, Holtzman DM. J Neurosci. 2003. Oct 1;23(26):8844-53.

Yuede CM, Wallace CE, Davis TA, Gardiner WD, Hettinger JC, Edwards HM, Hendrix RD, Doherty BM, Yuede KM, Burstein ES, Cirrito JR. Pimavanserin, a 5HT2A receptor inverse agonist, rapidly suppresses Ab production and related pathology in a mouse model of Alzheimer's disease. J Neurochem. 2021. Mar,156(5):658-673.

CONTACT INFORMATION

Carla M. Yuede, Ph.D.
Associate Professor
Director, Animal Behavior Core
Departments of Psychiatry, Neurology, & Neuroscience
Washington University School of Medicine

Hoth Therapeutics (Sponsor):
Stefanie Johns, Ph.D.
Chief Scientific Officer
Stefanie@hoththerapeutics.com
www.hoththerapeutics.com